UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT of 1934

Date of report (Date of earliest event reported):  January 5, 2015

SCHNITZER STEEL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

OREGON (State or Other Jurisdiction of Incorporation)	0-22496 (Commission File Number)	93-0341923 (I.R.S. Employer Identification No.)

299 SW Clay Street Suite 350 Portland, OR (Address of Principal Executive Offices)	(503) 224-9900 (Registrant’s Telephone Number Including Area Code)	97201 (Zip Code)

NO CHANGE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On January 5, 2015, Thomas D. Klauer, Jr., Senior Vice President and President of Schnitzer Steel Industries Inc.’s Auto Parts Business, retired from Schnitzer Steel Industries, Inc. (the “Company”).  Mr. Klauer, age 60, joined the Company in1989. The terms of Mr. Klauer’s retirement are being finalized.

Item 7.01	Regulation FD Disclosure

On January 8, 2015, the Company provided to its employees a memo from the Company’s President and Chief Executive Officer relating to Mr. Klauer’s retirement described above under Item 5.02 of this report.  A copy of the memo is attached hereto as Exhibit 99.1 and is incorporated in this Item 7.01 by reference.

Item 9.01	Financial Statements and Exhibits

(d)      Exhibits

Exhibit No.	Description

99.1	Memo from Tamara Lundgren, President and Chief Executive Officer, to Employees Dated January 8, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHNITZER STEEL INDUSTRIES, INC. (Registrant)

Dated: January 8, 2015	By:	/s/ Richard C. Josephson
Name: Richard C. Josephson
Title: Sr. V.P., General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Memo from Tamara Lundgren, President and Chief Executive Officer, to Employees Dated January 8, 2015